UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)      June 3, 2003

                       PHOTRONICS, INC.
 (Exact name of registrant as specified in its charter)

Connecticut	0-15451	06-0854886
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15 Secor Road, Brookfield, CT	06804
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including area code      (203) 775-9000

(Former name or former address, if changed since last report)

Item 5.	Other Events

On June 3, 2003, the Company issued a press release announcing that it had completed redemption of its 6% Convertible Subordinated Notes Due 2004.  A copy of the press release is attached as an exhibit to this Form 8-K.

Item 7.	Financial Statements and Exhibits

(c) Exhibits
99.1	Press Release dated June 3, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOTRONICS, INC.
(Registrant)

DATE: June 3, 2003	BY: /s/ Sean T. Smith
Sean T. Smith
Vice President and Chief Financial Officer

PHOTRONICS, INC.

EXHIBIT INDEX

Exhibit No.	Subject Matter
99.1	Press Release dated June 3, 2003.